SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 23, 2003

CLARKSTON FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	333-63685 (Commission File Number)	38-3412321 (IRS Employer Identification no.)

15 South Main Street Clarkston, Michigan (Address of principal executive office)		48326 (Zip Code)

Registrant's telephone number, including area code: (248) 625-8585

Item 7.         Financial Statements and Exhibits.

Exhibit

99     Press release dated April 23, 2003.

Item 9.         Regulation FD Disclosure.

On April 23, 2003, Clarkston Financial Corporation issued a press release announcing results for the first fiscal quarter. A copy of the press release is attached as Exhibit 99.1.

This information furnished under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2003	CLARKSTON FINANCIAL CORPORATION
	By	/s/ J. Grant Smith J. Grant Smith Chief Financial Officer

EXHIBIT INDEX

99.1         Press Release dated April 23, 2003 with respect to first quarter earnings.

EXHIBIT 99.1

Contacts

  Clarkston Financial Corp. - Dawn Horner, President & CEO; Grant Smith, SVP & CFO - P:248 625-8585
  Marcotte Financial Relations - Mike Marcotte P:248 656-3873
CLARKSTON FINANCIAL CORP. Q1 EARNINGS JUMP 71% 13th Consecutive Profitable Quarter

        CLARKSTON, Mich., April xx, 2003 — Clarkston Financial Corporation (OTCBB:CKSB) posted record results for the first quarter with earnings rising 71%. This marked the corporation’s 13th consecutive quarter of profitability.

        Results were announced today by Edwin L. Adler, Board Chairman, and Dawn M. Horner, Bank President and CEO.

        Clarkston Financial Corporation is the holding company for Clarkston State Bank, a full service community bank which opened January 4, 1999 and operates four branches in Clarkston, Waterford and Independence Township, Michigan.

        Net income for the three months ended March 31, 2003 jumped 71% to $213,883, or $0.21 per share, from $125,381, or $0.12 per share, for the first quarter of 2002.

        The strong results for the quarter reflect solid growth in both net interest income and noninterest income and a watchful eye on expenses.

        Net interest income rose nearly 17% to $882,844, from $752,824 a year ago, chiefly from loan growth and gains from the sale of securities for portfolio-repositioning purposes.

        Non-interest income jumped more than 203% to $317,062, from $104,507 for Q1 2002. The increase resulted from security gains and branch operations fees from growth in the customer base and account transactions, along with fee income from the Bank’s new mortgage group. Despite costs to open the new mortgage department, noninterest expense rose less than 5%.

        The results include a loan-loss allowance of $243,000, up substantially from the year-earlier allowance of $15,185.The increase reflects sizeable loan growth; the allowance resides at 1.22% of outstanding loans. Non-performing loans, as a percentage of total loans, actually decreased in Q1 2003 compared with Q4 2002.

        Mr. Adler noted that key performance indices for the Bank showed substantial improvement, with ROE rising to 9.50% from 6.09% and ROA increasing to 0.81% from

Clarkston Financial Corp
Q1 2003 results

0.67% a year ago – and these are more in-line with peers. He added that the Bank is actively seeking a site for a new full-service branch to replace a temporary branch which was closed. The temporary branch was opened when downtown Clarkston’s main thoroughfare was under construction and access to the Bank’s main office was severely restricted.

        Mrs. Horner said,” It was an exceptionally good quarter, especially considering the area’s soft business conditions. A year ago, we focused on building our lending team and we are now seeing the fruits of that effort with good-quality loan growth. Our mortgage department is fully operational and generating originations. We are pleased with its fast start and expect this trend to continue.”

        “Looking toward the second quarter and second half, we are well positioned to grow deposits and the loan portfolio. We have a substantial amount of quality business in the loan pipeline and expect that we will continue our growth momentum.”

        Safe Harbor. This news release contains comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in the forward-looking statements. Factors that may cause such a difference include: changes in interest rates and interest-rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior and their ability to repay loans; changes in the national and local economy; and other factors included in the Corporation’s filings with the Securities and Exchange Commission, available via EDGAR. The Corporation assumes no responsibility to update forward-looking statements.

(financial schedules follow)

Clarkston Financial Corporation
Quarterly Financial Summary
First Quarter 2003 Unaudited

SUMMARY OF OPERATIONS                      Three Months Ended
                                                March 31              Percent
                                            2003        2002          Change
                                           -------------------        -------

Net Interest Income                        882,844     752,824          17.3%
Provision for Loan Losses                  243,000      15,185        1500.3%
Non-Interest Income                        317,062     104,507         203.4%
Non-Interest Expense                       673,773     644,810           4.5%
    Pre-Tax Income                         283,133     197,336          43.5%
    Net Income                             213,883     125,381          70.6%

Net Income Per Share                         $0.21       $0.12
Net Interest Margin (Qtrly Avg. Assets)      2.97%       3.43%

PERFORMANCE RATIOS
    Return on Average Equity LTM             9.50%       6.09%
    Return on Average Assets LTM             0.81%       0.67%

BALANCE SHEET HIGHLIGHTS                 December 31    March 31    Percent Chg.
                                            2003          2002       Prior Qtr.
                                         -------------------------  ------------

Assets                                  $115,335,000  $122,842,048      6.51%
Loans (Gross)                             54,722,000    68,535,823     25.24%
Deposits                                 104,923,000   111,106,119      5.89%
Interest Earning Assets                  112,069,000   119,318,530      6.47%
Shareholders' Equity                       9,758,000     9,970,751      2.18%
Book Value per Share                           $9.50         $9.71      2.18%
Total Shares Outstanding                   1,027,112     1,027,112      0.00%
ALLLP as a % Total Loans                       1.27%         1.22%     -3.94%